Apollo Solar Energy, Inc.

Corporate Presentation

May 2010



Cautionary Statement Regarding Forward Looking Statements

This presentation includes statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, expenses, financing plans, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements. Certain of the information contained herein concerning economic trends, industry trends and performance is based upon or derived from information provided by third-party consultants and other industry sources. We have not independently verified and cannot assure the accuracy of any data obtained by or from these sources.

The forward-looking statements contained in this presentation are made only as of May 8, 2010, and Apollo Solar Energy, Inc. is under no obligation to revise or update these forward-looking statements.

Table of Contents

I. Executive Summary

Equity Snapshot

Listed on OTC Bulletin Board	
Symbol:	ASOE.OB
Price: (5/7/2010)	$3.60
Market Cap:	$180 MM
Share Outstanding:	50,133,461
Fiscal Year end:	12/31
Revenue (for year end 12/31/09)	$7.8 MM
Net Loss (for year end 12/31/09)	($915,571)
Auditor:	Paritz & Company 201-342-7753
Lawyer:	DLA Piper LLP 206-839-4816

Overview of Apollo Solar

- Vertically integrated miner, refiner and producer of core material for CdTe, CIGS thin film solar panel---Tellurium (Te) and high-purity tellurium based metals. Additionally, Apollo Solar expects to be a large-scale solar farm builder and operator in China in the near future.
- Exclusive ownership of the world's only known mines in which tellurium, one of the nine rarest elements on earth, core materials of CdTe thin film solar panel, high quality infrared detectors, accelerator and curing agent in rubber production, is the primary commodity of economic interest.
- We believe our ability to mine and refine tellurium provides a significant cost advantage over competitors who purchase tellurium at market prices from copper, lead and zinc miners that generate small amounts of tellurium as a by-product of these mines with an inability to control the impurities refining.
- Over 500 tons of indicated and inferred resources already discovered with more than 2,000 tons of additional exploration potential (based upon 2008 data) [1]
- Newly built 330,000 square foot automated refining facility in Chengdu, Sichuan province with current capacity of over 300 metric tons of high purity Te metals to supply to CdTe thin film solar panel manufactures such as First Solar and other thin film Solar cell manufactures.
- Major Player in China BIPV market, expected to be a major constructor and operator in government funding solar farm project, including a possible 10 GW solar community in Anhui province, China that would be funded by China government.


SOLAR

37 Acre Chengdu Production Facility



Exposed Tellurium at the Dashuigou mine

(1) Independent Technical Review of the Dashuigou and Majiagou projects in Sichuan Province, PRC prepared by Behre Dolbear Asia, Inc., April 2009

Key Investment Highlights

- **Growth Market.** Solar technologies are quickly moving from niche-based applications to utility-scale markets. The PV sector has grown at a rate of 53% per annum over the last three years with overall PV sales reaching $17.2 billion in 2007[1]
- **Fast Growing Thin Film Segment Driving Tellurium Demand.** Tellurium based thin film PV more than doubled from 181MW in 2006 to 400MW in 2007, and 484MW in 2008, pushing tellurium demand and market prices to record highs. Thin film PV production has doubled again in 2009, reaching over 1GW[1] and is expected to expand to 3GW by 2012
- **Limited Global Supply of Tellurium.** The current tellurium market size is estimated at 300 to 350 tons annually[2] which is mostly sourced from the by-products produced during copper refinement. The average tellurium grade found in copper ore is just 0.0005% compared to the average 1.17% grade found at Apollo Solar's Dashuigou and Majiagou mines[3]
- **Only Known Vertically Integrated Refiner of Tellurium.** Ability to mine tellurium allows Apollo Solar to procure tellurium raw material at a significant and sustainable cost advantage, mitigating supply constraints and minimizing exposure to potential volatile commodity prices
- **Know how to produce better Te and CdTe compound, the core material of thin film solar cell.** An advance CdTe solar energy research center was established in the New Jersey Institute of Technology, located in the USA with strong R&D support. An advance Te and CdTe high quality material production facility was completed in Sichun, China about 200 miles away from Dashuigou Mine
- **Very strong relationship with Government**, Apollo Solar expects to be a leading constructor and operator of what is anticipated to be a government funded 30 square kilometer CdTe thin film solar community in China, with other larger CdTe thin film projects possible in the future

(1) Solarbuzz, March 2008 (2) First Solar and 5N Plus public filings (3) Behre Dolbear Asia, Inc. Independent Technical Review, April 2009

Management Team

Name	Title	Experience
Renyi Hou	Chairman and CEO	• Over 10 years of management and operating experience in the minerals and natural resources business • Founder and the President of Xinju Mining Development Company • Founder of the first private iron enterprise in Sichuan Province
Xuefeng Li	CFO	• Served as the Chief Financial Officer of the Company 's wholly-owned subsidiary, Sichuan Apollo Solar Science & Technology Co., Ltd., since 2009 • Extremely familiar with the Company's operations, from 1998 through 2008, Ms. Li served as Accounting Manager for Sichuan Xinju Mine Co., Ltd. • Ms. Li has a Bachelor degree in business management, and is a Certified Public Accountant in China
Henry Ke	Director and VP of International Development	• Over 25 years of operating/engineering experience in the minerals and natural resources business • Served as the Chairman of Beijing Jigao Electrics Co. Ltd. • Served as the Chairman and the Chief Engineer of Beijing Jiegao Software Co. Ltd. • Senior Engineer and the Deputy Director of the Computer and Communication Center at the China Ocean Petroleum Company • Engineer in the Bohai Petroleum Company, Research Institute
Jingong Pan	Director and VP of Investor Relations	• Dr. Pan is currently a Research Professor at the New Jersey Institute of Technology. • From 2000 to 2002, Dr. Pan served as a General Manager of Flaming Sun (USA) Corp. • From 1997 to 2000, Dr. Pan served as Vice President of the Bank of China Group. • Dr. Pan received a Bachelor of Science degree from the Harbin Institute of Technology, Masters degrees from the Harbin Institute of Technology and the New Jersey Institute of Technology, and a Ph.D. from the New Jersey Institute of Technology.

Experienced Independent Board Members

Name	Board Committee	Experience
Kang Sun	Compensation, Nomination	• Served as Chief Operating Officer at JA Solar • Served as Chief Strategy Officer at Applied Materials Inc. • Served as a Managing Partner at Index Capital Group • Served as the President and Vice President of Business Development of Microfabrica Inc., a U.S. manufacturer of micro devices • Served in several senior management positions at a number of U.S. and European corporations • Over 20 years of experience in venture capital investment and enterprise management
James Lee	Audit, Compensation, Nomination	• 21 years of service at Intel and 30 years of service in the semiconductor industry • Served as General Manager of Intel's manufacturing subsidiary in Shanghai, China • Formerly the Director of Intel's California Technology Lab • Led Intel teams in the development of leading edge DRAMs and world 's first commercial Flash Memories • Holds 5 U.S. patents in the semiconductor field
Elliot Maza	Audit, Nomination	• Serves as President, Chief Financial Officer and Corporate Counsel of Intellect Neurosciences (OTCBB: ILNS) • Previously the Chief Financial Officer of Emisphere Technologies (NASDAQ: EMIS) • Former partner at Ernst & Young and a Vice President at Goldman Sachs and JP Morgan Securities • U.S. certified public accountant with over 20 years financial and accounting experience
Zhimin Cao	Audit, Compensation	• Professor at the College of Marine Geosciences, Ocean University of China with a research focus on economic geology, geochemistry, marine geology and submarine resources • Previously held positions with various universities and research institutions in Geology-science and rare metal exploration • Served as a visiting scientist at Colorado State University and a member of the American Advanced Association of Sciences, New York Academy of Sciences and the National Geographic Society

Financial Summary and Timeline

Financial Summary

($ in thousands)	2006	2007	2008	2009
Sales	279.3	2003.8	6968.1	7813.6
Gross Profit	16.9	688.8	1817.9	1801.1
Operating Income	-200.1	493.9	288.5	-4038.7
Net Income	-200.1	493.9	18.9	-915.5
Revenue Growth	N/A	574.4%	247.7%	12.10%
Gross Margin	5.7%	34.4%	26.1%	23.1%
Operating Margin	N/A	24.6%	4.1%	N/A
Net Income Margin	N/A	24.6%	0.3%	N/A

Timeline

2006 2007 2008 2009 2010

2006-2008:

6/06: Apollo is organized under the laws of the PRC

4/07: First Solar provides initial letter of intent to purchase tellurium from Apollo

5/07: Apollo completes qualifying process with First Solar to become an official tellurium supplier and ships first order of Te

11/07: Apollo raises $12M from private equity investors in China to construct a modern high purity metal processing facility in Chengdu

4/08: Apollo completes construction of the new Chengdu facility

5/08: Massive earthquake hits Sichuan province delaying operations at the new Chengdu facility

2008-2010:

8/08 Apollo completes a reverse merger and becomes a U.S. listed public company

3/09: Apollo begins qualifying process with key customers to become an official supplier of CdTe

3/10: Entered into a Joint Research Agreement with the New Jersey Institute of Technology pursuant to which the Company agreed to pay the NJIT sponsorship funds in an aggregate amount of $1,500,000

5/10: Apollo becomes a qualified major constructor and operator of what is anticipated to be the largest government funded 10GW solar community project

II. Industry and Demand Overview

Solar Industry

PV Challenge:

- Clean : No pollution, No waste, shorter payback time
- Affordable : low cost in both material and manufacture

Sun light intense ~ 1KW/m², but less than 70% reaches the earth. Can only convert fraction of this, 20% would be very good.
Only two ways to make solar power affordable.

1。 Minimize the cost of solar
2。 Minimize the size of solar

PV technology roadmap:

1st generation technology: crystalline silicon based PV technology, commercialized since 1954. About 100um-300um thickness

2nd generation technology: thin film PV technology, commercialized since 2003. About 0.8um-1um thickness

Source: Photon Consulting, Solarbuzz, March 2008

Industry Overview

Advantages of Thin-Film PV Technology compare with Traditional Crystal Silicon based PV Technology

Lower Costs

- Consumes much smaller amounts of high cost semiconductor material, typically only 1% compared to silicon based technology
- Because of its better material properties, substantial reduction in cost per watt compared to silicon based technology

More Efficient Manufacturing Process

- Individual cells are not assembled to form the modules, but rather thin film modules are made as a single unit
- Fully integrated, continuous manufacturing process takes just 2.5 hours to go from glass to PV module

First to Reach Grid Parity

- Best positioned to reach installation prices that are directly competitive with conventional sources of electricity compared to silicon based technology

Efficient Manufacturing Process



Crystalline Si
Sand
Silicon
Ingot
Wafer
Cell
Module
System
Distribution
Thin film
Feedstocks
Module
System
Distribution

Sustainable Cost Advantage[1]



Module Cost $/Watt
2.60
2.40
2.20
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
Avg. Poly-Si PV
Best of Breed
FSLR Q4'08
Poly impact depends on:
- Timing and speed of decline
- Price vs volume availability
- FSLR cost reduction rate
Cost down 20-35%
FSLR Target '10-12 Range
200
175
150
125
100
75
50
25
Poly Si Cost $/Kg

1) Source: First Solar public filings as of 12/31/08

Best of Breed defined as the lowest cost poly si PV manufactures in the industry

Industry Overview

Value Chain comparisons: Crystalline Si vs Thin film


CdTe
Thin film Module
System & Installation


Polysilicon
Ingot
Wafer
Cell
Module
System & Installation

# Competitors	10-15	~50	~100	~400	~5,000
Barriers	High	Medium	Medium	Low	Low
Gross Margins	40-60%	24-32%	20-25%	10-15%	5-15%
EBIT Margins	30-40%	22-30%	15-20%	5-10%	3-5%

Comparison Between Thin Film Solar PV Technologies

- **a-Si amorphous silicon cell (1)**
  - Advantage
    - Lower deposit temperature
    - Large size deposit technology:5.6m^2
    - Easy deposition
  - Disadvantage:
    - Lower efficiency， average is 7-8%
    - Costly equipment， production line $100m-$120m
  - Bottleneck：
    - Very low deposit rates
    - Light induced degradation

1) Source: First Solar public filings as of 12/31/08

Best of Breed defined as the lowest cost poly si PV manufacturers in the industry

Comparison Between Thin Film Solar PV Technologies

- **CIGS, copper-indium-gallium-diselenide (1)**
  - Advantage:
    - Potential for high efficiency for both glass & flexible modules
    - No toxicity issues, 4 elements are safe
    - Highest thin film efficiency in Lab world record 19.9%
  - Disadvantage:
    - Challenge in custom manufacturing equipment
    - Costly raw material process and facility
  - Bottleneck:
    - Material process
    - Uniformity over large areas deposition

1) Source: First Solar public filings as of 12/31/08

Best of Breed defined as the lowest cost poly-Si PV manufacturers in the industry

Comparison Between Thin Film Solar PV Technologies

- **CdTe -- Cadmium telluride (1)**
  - Advantage：
    - Most cost-effective solar cell so far, $0.87/W
    - Perfectly matched to the distribution of photons in the solar spectrum
    - Very simple and standard processing method
    - No pollutionlow energy consumptionable to recycle, shortest payback time
    - Work in both weak and intense sunlight; Good in high temperature
    - Large room to improve, theoretical efficiency 30%
  - Disadvantage： many technology issue need to be studied
  - Bottleneck: How to reduce blue loss

1) Source: First Solar public filings as of 12/31/08

Solar Industry

- The Photovoltaic (PV) sector has grown at a rate of 25% per annum over the last two decades and at a rate of 53% per annum over the last three years
- Approximately 80% of PV-generated electricity is currently produced using traditional crystalline silicon based modules
- Newer thin film PV technologies, such as Cadmium Telluride (CdTe) based PV, offer great price, technology and environment protection, advantages compared to silicon-based PV
- Thin film PV is significantly outgrowing overall solar and has experienced almost double the growth rate of the traditional crystal silicon based solar PV market

Global Solar Power Production (GW)


1.7
2.6
4.0
6.1
10.2
15.1
20.5
2005A
2006A
2007A
2008E
2009E
2010E
2011E

Thin Film Projected Production (GW)


74% '08-'12 CAGR
1.0
9.6
2008E
2012E

Source: Photon Consulting, Solarbuzz, March 2008

Lower Thin Film Cost per Watt Drives CdTe Demand

- The thin film segment continues to capture additional PV market share as project developers shift to lower priced (i.e. lower cost per watt) thin-film modules
- Thin film CdTe modules are expected to account for 20% of the market in 2009, up from just 11% in 2008
- First Solar, the pioneer in CdTe PV manufacturing, again achieved the lowest manufacturing cost in the industry of $0.92 per watt in the second quarter of 2009, breaking the important $1.00 per watt price barrier
- First Solar predicts it will lower production costs to the range of $0.65-$0.70 in the 2010 to 2012 time period

CdTe Module Cost per Watt Trend


$1.50
$1.25
$1.00
$0.75
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08
33% Decline in Three Years
Current Cost per Watt $0.98
Projected Cost per Watt $0.65-$0.70
2010 - 2012

Source: First Solar public filings, Collins Stewart Research

Tellurium Demand: First Solar Case Study

- First Solar has dramatically increased its production capacity and will reach 1.1 GW per annum in 2009, Additionally, First Solar recently acquired an additional 550MW of capacity in their March 2009 acquisition of OptiSolar, and expects to reach 1.8GW in 2010.
- Strong demanding from the solar industry will further constrain the supply side. In addition, Te is an important material for other industries and is extensively used in steel and rubber refinery, and optical storage, infra-red detectors, night visions, medical imaging.
- First Solar's annual tellurium requirement at full capacity of 1.1GW will be approximately 72 metric tons in 2009 – which we believe is over 20% of the world's current 350MT of production[1]
- The concurrent sharp increase in demand for high-purity tellurium for CdTe-based solar cells has altered supply and demand dynamics, driving tellurium consumption to record levels with prices increasing from $13/kg in 2004 to $215/kg in 2008[2]

First Solar Annual Capacity Expansion[1]



25MW
~100MW
1,127MW
196
147
2005
2006
2007
2008
2009
2010
Malaysia 4
Malaysia 3
Malaysia 2
Malaysia 1
German Facility
Ohio Expansion
Ohio Base

First Solar Estimated Tellurium Demand (MT)



Metric Tons
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
115% '05-'10 CAGR
1.6
6.3
19.3
45.9
69.0
73.5
2005A
2006A
2007A
2008E
2009E
2010E

Based on 125KG of CdTe per MW and a 1:1 ratio of Te to Cd

First Solar public filings as of 12/31/08 and Apollo estimates
United States 2008 Geological Survey

Tellurium Demand: New Market Participants

New CdTe PV Entrants Capacity Plans[1]


400
350
300
250
200
150
100
50
0
370 MW
48 MW
2008
2010
Antec
Primestar Solar
Arendi
Q-Cells
Abound Solar
(formerly AVA Solar)

- In addition to First Solar, there are currently five other companies involved in the production of CdTe solar modules
- These new entrants have announced aggressive expansion plans and expect to grow eight-fold from 48MW to 320MW in just two years, which would add an additional 50 tons in annual tellurium demand by 2010
- Tellurium's popularity as a key raw material in thin film PV has sharply increased demand for the rare metal
- Subsequently, in 2008 the price of tellurium exceeded $215 per kilogram, almost tripling its rate from the previous three years
- Although principally sourced as a by-product of copper refining, the vast majority of copper refiners do not capture these small amounts of tellurium under the new refinery process called "solvant leash extraction" which further contributes to the scarcity of this valuable metal

Canaccord Adams research and individual company announcements

Tellurium Demand: in China Market

- ZGD Solar, a joint venture of China Building Materials Corp and Apollo Solar, expects to complete a 5MW demo solar power station by end of 2010 and is currently fine-tuning the project process
- Apollo Solar expects to install a 2X20MW demo solar farms in 2011 and is currently negotiating a 10 GW government-funded solar community demo project
- Total planned capacity of the government funded solar farm projects that Apollo Solar expects to sign are18GW by 2020. Most of the solar panels are expected to be produced in-OEM in exchange with Te material, and therefore are likely to be relatively low cost
- Because Apollo Solar owns the mines, we do not believe Tellurium supply will be a bottle neck to our growth. Our access to resources will ensure we have the raw materials we need, which we believe will help keep our solar farm costs low

Canaccord Adams research and individual company announcements

Tellurium Suppliers: Competitive Outlook

- China
  - Vital Chemicals Co.
  - Emei Semiconductor Material Co.
- International
  - 5N Plus, Inc. (Canada)
  - Honeywell Electronic Materials (U.S.)
  - PPM Pure Metals (Germany)
  - Nikko Materials (Japan)

- Each of the above mentioned competitors act as refiners of tellurium, purchasing it on the open market
- Apollo Solar is the only vertically integrated producer of tellurium with the ability to mine tellurium and obtain raw materials at a significant cost advantage, which we believe mitigates supply constraints and minimizes exposure to volatile commodity prices

Tellurium Mining Yields: 1000 Ton Illustrative Example



Copper Ore

Typical Tellurium Yields: Sourced from Copper Ore

	Tons of Ore	x	Average Grade[1]	=	Amount of Product	X	Average Market Price (4/1/08)[2]	=	Estimated Market Value[3]
Tellurium	-		.0005%		5 kg		$260,000/MT		$1,300
Copper	1000		.51%		5.1 tons		$7000/MT		$35,700
									$37,000



Tellurium Ore

Apollo Solar's Tellurium Yields: Sourced from Apollo's Mines

	Tons of Ore	x	Average Grade[1]	=	Amount of Product	X	Average Market Price (4/1/09)[2]	=	Estimated Market Value[3]
Tellurium	1000		1.17%		11.7 tons		$260,000/MT		$3.0 million
Copper	-		0%		0		$7000/MT		$0
									$3.0 million

1) Ore grade is the relative quantity or percentage of mineral content in an orebody (rock removed from the mine site). Copper grade estimate from Southern Copper (NYSE:PCU) public filings. Apollo Solar 's tellurium grade based upon the independent technical review conducted by Behre Dolbear
2) Average market prices are Apollo Solar 's estimates
3) Analysis includes only copper and tellurium. Other by-products such as gold, silver, marble and bismuth would positively impact the economies of mining operations
4) Note: Analysis assumed the cost to mine is the same for both operations

III. Mining Overview

Introduction

- Tellurium, a rare element widely distributed within the Earth's crust, traditionally does not occur in concentrations high enough to justify mining solely for its content
- It is typically found in very low-grades (0.0005%-0.001%) as the tellurides of copper, gold or silver
- Nearly all of the world's tellurium is currently produced as a by-product during the refining of blister copper, with relatively low yields. For example, treatment of 500 tons of copper ore typically yields only a few kilograms of tellurium
- The average tellurium grades found in the Dashuigou and Majiagou mines are 1.17%, rendering the mines the only known location in the world in which mining tellurium as a primary product is feasible[1]. Apollo also owns exploration rights to the surrounding areas and believes such areas also contain similar levels of tellurium
- The deposits at Dashuigou are also known to contain significant amounts of gold, silver and marble. Recovery of additional resources would positively impact the economies of future mining operations



Dashuigou Mine Area

Source: Behre Dolbear Asia, Inc. Independent Technical Review, April 2009

Tellurium Mine Locations

- The Dashuigou mine, Majiagou mine and the surrounding exploration area is located in Shimian County in China's Sichuan Province
- The city of Shiman is located about 19 miles northeast of Apollo Solar's field operations building at Dashuigou
- Shimian is on the Dadu River, about 200 miles southwest of the city of Chengdu, the capital of Sichuan Province with an approximate population of 10 million


Chengdu
Shimian
Dashuigou Mine Area

Tellurium Deposits Overview

- Dashuigou Mine
  - 25 veins identified, three of which have been sufficiently explored and contain significant tellurium grades
  - Veins range in size from less than 20 meters to over 100 meters in length and about one meter in width
  - Tellurium grade ranges are highly irregular ranging from 0.01% to over 8.0%, averaging approximately 0.78%
- Majiagou Mine
  - 26 veins have been identified, four of which have been sufficiently explored and contain significant tellurium grades
  - Veins are similar in composition to Dashuigou, however, the veins at Majiagou tend to have higher average tellurium content of just over 2.0%
- In aggregate, both mines have an average reported tellurium grade of 1.17%
- Majority of the licensed area remains unexplored and is believed to have excellent potential for the discovery of additional tellurium-bearing veins



Exposure of a tellurium-rich vein at the Dashuigou mine

Source: Behre Dolbear Asia, Inc. Independent Technical Review, April 2009

Resources and Exploration Potential

Indicated and Inferred Resources[1]:

Deposit	Resource (metric tons of ore)	Average Tellurium Grade	Average Bismuth Grade	Contained Tellurium (metric tons)	Contained Bismuth (metric tons)
Dashuiguo	30,200	0.78%	1.09%	236	328
Majiagou	13,400	2.03%	3.26%	272	437
Total	**43,600**	**1.17%**	**1.76%**	**508**	**765**

Exploration Potential[2]:

- The Dashuigou region is highly prospective for the discovery of additional significant tellurium resources
- 85% of the exploration licensed area is unexplored or insufficiently explored
- Six exploration targets have been identified and are estimated to contain over 2,000 tons of tellurium resources

	Resource (metric tons of ore)	Average Tellurium Grade	Average Bismuth Grade	Contained Tellurium (metric tons)	Contained Bismuth (metric tons)
Total Probable	**>280,000**	**.72%**	**.96%**	**>2000**	**>2600**

Behre Dolbear Asia, Inc. Independent Technical Review, April 2009
The Sichuan Metallurgy Geologic Prospecting Institute and John W. Keller, Consulting Geologist, Golden, Colorado, January 2007

IV. Refining Overview

Products

Product Category	Metals/Compounds	Purity Level	Typical End-use
Ultra High Purity Tellurium	Tellurium	99.999% (5N) or higher	Core material of CdTe compounds for Thin film solar PV. Radiation and infrared detectors
CdTe Thin Film Compounds	Cadmium, Tellurium, CdTe	99.999% (5N) to 99.9999% (6N)	CdTe Thin film solar electric power modules
Other Commercial Purity Metals	Tellurium, Selenium, Antimony, Bismuth, Cadmium and Zinc	99.99% to 99.9999% (6N)	CIGS and numerous solar and electronic material market segments

Refining/Manufacturing







- Large scale and installed production base
  - Large factory (330,000 square feet)
  - Installed and operational refining facilities
  - 300 production employees
- Competitive advantages
  - Proprietary techniques protected by seven Chinese patents
  - Environmentally friendly methods produce much less waste water and pollution than traditional techniques
  - Ability to mine tellurium provides a significant cost advantage



Advanced refining equipment at the Chengdu processing facility

Manufacturing Process:


Raw Materials:
• Internally and externally sourced tellurium
• Other materials from third-party suppliers
Primary refining
Electrowinning • Chemical Purification
99.99%
Commercial
Purity metal
Advanced refining
Distillation • Zone refining
99.999% and above
High Purity Metal
Synthesis
Solution growth • Liquid Phase Synthesis
Compounds • Alloys
99.999% and above

Sales and Customers

Sales and Marketing

- In-house sales & marketing divisions located in China, USA, Germany and Canada
- Worldwide distribution network
  - Eight person in-house sales force
  - Several additional agents in Germany
  - Entered into an agreement with CERAC to expand North American distribution

Current Sales Distribution[1]

1%

38%

61%

Asia North America Europe

Customers

- Principal customers are manufactures of thin-film solar cells, cell modules and solar electronic products
- Additional customers include manufacturers in numerous electronic material markets, including radiation detectors, infrared lenses and optical storage

Customer Concentration[1]

40%

32%

10%

18%

First Solar
Yang Hung Feng
Shaoshan Metal
Others

(1) For the twelve months ended 12/31/08

Strengthening Research and Development Efforts

Mineral Resources Prospecting and Development
14 Engineers

Objective: Improve mining operations and output efficiency

- Improvement of Hydrometallurgical processing technique for low-grade (<1% purity) Te & Bi ores
- Identification and extraction of other rare metals from Te mine
- Exploration and identification of additional tellurium baring veins

Mineral Processing, Metallurgy & New Materials
4 Engineers

Objective: Optimize extraction and refining techniques thereby reducing costs

- Focus on the optimization of both front-end and back-end processes
- Further reduction of waste in refining processes

- Proprietary technology portfolio of 10 national patents
- Distinguished advisory board of six academicians and eight other senior engineers
- Strategic collaborations with leading universities

New Energy Development
14 Engineers

Objective: Successfully develop and produce next-generation core material and compounds for CdTe, CIGS thin film PV modules

- Conduct successful scale-up experiments and begin mass production
- Focus on achieving higher module efficiencies with the objective of lowering the per Watt cost of solar electricity generated by our modules

V. Current BIPV and Solar Farm Projects

BIPV (Building Integrate Photo Voltaic) and Solar Farm Market Overview

- Apollo Solar is planning to team up with China Building Material Corp, the largest building material manufacture and distributor in both in Asia and mainland China, to develop the BIPV market.

- As a pioneer of China's anticipated CdTe thin film solar power project, Apollo Solar believes that it will have the opportunity to work closely with international CdTe thin film PV manufactures, to develop a thin film CdTe Solar farm market in both mainland China and oversea.

- There are approximately 50 billion square meters of building facilities in mainland China; if Apollo Solar could convert 10% of these facilities to BIPV, it is estimated that 250GW of CdTe thin film PV panels would be needed.

- Apollo Solar's first 2 MW demo solar power station is expected to be complete by the end of 2010. Apollo Solar expects to install another 2X20MW demo solar Farms in 2011. Currently Apollo Solar is negotiating a 10 GW government funded solar community demo project, with total planned capacity of 18GW by 2020. Apollo Solar believes that most of the solar panels related to this project will be produced by-OEM manufacture in exchange for Apollo Solar's high purity Te, CdTe compound, and therefore are likely to be relatively low cost.

- Because Apollo Solar owns the mines, Tellurium supply is not expected to be a bottle neck to our growth. We believe that our access to resources will ensure we have the raw materials we need and keep our solar farm costs low.

Canaccord Adams research and individual company announcements

V. Historical Financial Information

Historical Balance Sheet

(In US Dollars)

	2009	2008
Cash and cash equivalents	$ 507,776	$ 4,874,044
Account receivable net	164,093	961,600
Inventories	7,944,740	7,496,477
Due from related parties	3,652,756	2,313,198
Total current assets	12,853,191	16,569,887
PP&E, net	21,048,231	19,549,909
Investment in non-marketable securities	43,943	-
Investment in Joint Venture	189,175	-
Total Assets	$ 34,134,540	$ 36,119,796
Short-term loan	4,388,033	-
Account payable - trade	283,689	876,221
- Construction vendors	2,764,464	2,546,890
Accrued expenses and other sundry current liabilities	1,239,674	959,186
Due to shareholders	5,839,869	9,032,382
Total current liabilities	14,909,445	13,414,679
Shareholders' equity		
Total shareholders' equity	19,225,095	18,307,902
Total Liabilities And Shareholders' Equity	$ 34,134,540	$ 36,119,796

Income Statements

(In US Dollars)

	2009	2008
Sales	$ 7,813,605	$ 6,968,430
Cost of sales	6,012,500	5,150,943
Gross profit	1,801,105	1,817,487
Total Operating Expenses	5,839,831	1,529,070
Operating Income (loss)	(4,038,726)	288,417
EBIT	(330,717)	230,643
Income taxes	584,854	212,051
Net Income (loss)	$ (915,571)	$ 18,592

IR / PR contact

- For more information, please contact:
- Company:
- Dr. Jingong Pan, VP of IR
- Email: drpan27@gmail.com
- Tel: 732-261-2099

- Investor Relations:
- John Campo, IR consultant
- Wall Street International
- E-mail: campojb@yahoo.com
- Phone: 410-236-8200